SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant [ ]

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[ ] Preliminary Proxy Statement	[ ]	Confidential, For Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Insured Municipal Bond Fund

(Name of Registrant as Specified in Its Charter)
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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Shareholder Services

September 26, 2008

URGENT

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Re: Eaton Vance Florida Plus Municipals Fund

Dear Shareholder:

We have been attempting to contact you regarding an important matter pertaining to your investment in the Eaton Vance Florida Plus Municipals Fund.

Please contact me immediately at 1-866-864-7961 Ext. 112. This matter is very important and will take only a moment of your time. The Altman Group has been engaged by the Fund to contact you. Please note that NO personal information other than your name and address is required when calling.

Thank you in advance for your assistance.

Sincerely,

Frederick Bonnell Shareholder Services

(TAGID HERE)

The Altman Group, Inc., 60 East 42nd Street, New York, New York 10165

IMPORTANT NOTICE
EATON VANCE	Please vote utilizing one of the convenient
Managed Investments	methods described below.

EATON VANCE FLORIDA PLUS MUNICIPALS FUND

The Eaton Vance Building, 255 State Street, Boston, Massachussets 02109

September 26, 2008

Dear Shareholder:

Recently we sent to you proxy materials for the upcoming Special Meeting of Shareholders of the Eaton Vance Florida Plus Municipals Fund scheduled to be held on October 31, 2008. In order to conduct the formal business of the Special Meeting, we need sufficient shareholder participation to meet the required quorum level for your Fund. So far, we have received voting instructions from many shareholders, but as of the date of this letter your vote has not been received. Please know that your vote is critical to the outcome of this Meeting regardless of how many shares you own.

Information regarding this Special Meeting and the proposal to be voted on can be found in the proxy statement, which was previously mailed to you on or about September 8, 2008. If you would like another copy of the proxy materials or have any proxy-related questions, please call 1-866-864-7961 Ext. 112 for assistance. Representatives are available on Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.

You can vote by mail, telephone, or over the Internet, as described in the proxy statement. Whichever method you use to vote, your vote matters and will help your Fund obtain the required level of participation to hold the Special Meeting and avoid the expense of further solicitation or possible meeting postponements. Please help us by taking a moment to cast your vote today.

Thank you in advance for your participation.

Sincerely,

Robert B. MacIntosh President

Please take a moment now to cast your vote using one of the options listed below:

1.	Vote by Phone. Simply dial the toll free number located on the enclosed proxy card. You will you need your control number located on the enclosed card at the time of the call.

2.	Vote via the Internet. You may cast your vote by logging on to www.proxyvote.com. Be sure to have your control number, which is located on the enclosed proxy card(s), available at the time you plan on voting.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy ballot(s) in the postage-prepaid return envelope provided.

OBO